UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2007

Global Aircraft Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-28575	84-1108499
(State of Incorporation)	(Commission File Nunber)	(IRS Employer Identification No.)

P.O. Box 23009 Tucson, AZ 85734
(Address of principal executive offices)

(520) 294-3481
(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or its subsidiaries or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, its quarterly report on Form 10Q for fiscal quarter ended March 31, 2006, it’s quarterly report on Form 10Q for fiscal quarter ended June 30, 2006, it’s quarterly report for fiscal quarter ended September 30, 2006 on Form 10Q and periodic filings on Form 8K.

ITEM 2.02. Results of Operations and Financial Condition

On November 15, 2006, Global Aircraft Solutions, Inc. (the “Company”) issued a Press Release announcing, among other things, its results of operations and financial condition as of and for its third quarter of fiscal year 2006 and revised guidance regarding expected earnings for fiscal year 2006. In connection with the announcement, the Company hosted a conference call on November 17, 2006 to discuss the press release and the earnings and results for the third quarter of fiscal year 2006 as well as earnings guidance for fiscal year 2006. In the press release the Company stated, “We fully expect to show strong year-over-year improvement from 2005 to 2006 and to continue to show strong year-over-year growth for the foreseeable future.” Similar statements were also expressed during the conference call of November 17, 2006.

Management regrets to announce that the guidance provided in the press release of November 15, 2006 and the conference call of November 17, 2006 has now been revised downward. Specifically, while the Company will still show a profit for 2006, both net sales and net profit for 2006 will fall short of those posted for 2005.

The Company further advises that it will show a loss for the fourth quarter 2006. This loss is largely attributable to cash flow issues primarily resulting from rapid growth in the amount of the receivables due from Avolar, non-distribution of profit and equity by JetGlobal, and non-collection of receivables from BCI. Management has taken action to address these short-term problems and remains confident in the Company’s growth and profitability prospects for 2007 and beyond. All these issues, and others, will be addressed in detail in the Company’s forthcoming SEC Form 10-K and subsequent conference call.

On March 29, 2007, the Company issued a press release announcing a delay in the filing of the 10-K for fiscal 2006 and revising the guidance set forth in it’s November 15, 2006 press release and it’s November 17, 2006 earnings conference call. A copy of the March 29, 2007 press release issued by the Company with respect to these matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01. REGULATION FD DISCLOSURE

The information included in Item 2.02 of this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

(a)     None
(b)     None
(c)     Exhibits

Exhibit No.          Document

     99.1                  Copy of March 29, 2007 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 29, 2007

Global Aircraft Solutions, Inc. (Registrant)

By: /s/ John Sawyer Name: John Sawyer Title: President